SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 16, 2000


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                   333-32591                      58-1897792
  -------------                   ---------                      ----------
 (State or other                 (Commission                    (IRS Employer
  jurisdiction                    File No.)                  Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      ------
  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5              Other Events.
                    -------------

                    The registrant distributed the Certificateholders Statement for the month of September 2000 to the Series 1997-2 Certificateholders on October 16, 2000.

                    The registrant distributed the Certificateholders Statement for the month of September 2000 to the Series 1998-1 Certificateholders on October 16, 2000.




                                      - 1 -



Item 7(c).          Exhibits.
                    ---------

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 28:

          99.1 Series 1997-2 Certificateholders Statement for the month of September 2000.

          99.2 Series 1998-1 Certificateholders Statement for the month of September 2000.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FNANB CREDIT CARD
                                MASTER TRUST


                                By:       FIRST NORTH AMERICAN
                                          NATIONAL BANK, as
                                          Transferor and Servicer


                                By:
                                          ------------------------
                                          Michael T. Chalifoux
                                          Chairman of the Board





Date:      October 16, 2000

                                       -2-

















                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST












                                INDEX TO EXHIBITS



         Exhibit
         Number                       Exhibit


          99.1 Series 1997-2 Certificateholders Statement for the month of September 2000.


          99.2 Series 1998-1 Certificateholders Statement for the month of September 2000.